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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                October 23, 2000



                           SPARTA SURGICAL CORPORATION
             (Exact name of registrant as specified in its charter)


       Delaware                     1-11047                       22-2870438
(State or other juris-            (Commission                (I.R.S. Employer ID
diction of incorpor-              File Number)               Number)
tion)


                                  Olsen Centre
                   2100 Meridian Park Blvd., Concord, CA 94520
                    (Address of principal executive offices)



        Registrant's telephone number, including area code (925) 825-8151 not applicable
          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS
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     On October 20, 2000, the Registrant announced the resignation of John
O'Hanlon as its Chief Financial Officer. Mr. O'Hanlon resigned from his position to pursue other opportunities. Tamatha Frandsen has been appointed as Controller and Principal Accounting Officer.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                SPARTA SURGICAL CORPORATION
                                                (Registrant)



                                                by: /s/ Thomas F. Reiner
                                                ------------------------
                                                Thomas F. Reiner
                                                Chairman of the Board
                                                President & CEO


Dated: October 23, 2000